POWER OF ATTORNEY

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dana E. Messina, Anthony Pace and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                 /s/William Lerner
                                                 -------------------------------
                                                 William L. Lerner

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dana E. Messina, Anthony Pace and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                                 /s/Albert R. Dowden
                                                 -------------------------------
                                                 Albert R. Dowden

            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dana E. Messina, Anthony Pace and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.

                                                 /s/James. L. Schultz
                                                 -------------------------------
                                                 James. L. Schultz


            KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Dana E. Messina, Anthony Pace and Rosanne Holtzer, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto (including pre-effective amendments) filed by California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc. (the "Funds") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all instruments which such attorney and agent deems necessary or advisable to enable the Funds to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.



                                                 /s/Carl Frischling
                                                 -------------------------------
                                                 Carl Frishchling, Esq.